UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2007

GigaBeam Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	005-50985	20-0607757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4021 Stirrup Creek Drive, Suite 400, Durham, NC	27703
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(571) 283-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2007, we accepted the resignation of Leighton Stephenson as our Chief Financial Officer and Vice President of Administration, effective July 31, 2007. Mr. Stephenson resigned in lieu of relocating with the Company to our new location in Durham, North Carolina. Mr. Stephenson’s letter of resignation is attached as Exhibit 17.1.

On July 25, 2007, we entered into an employment agreement with Mark Hahn to serve as our Chief Financial Officer and Vice President of Finance and Administration beginning August 14, 2007. Mr. Hahn will receive an annual salary of $190,000. Under the terms of his employment agreement, on July 27, 2007, Mr. Hahn was granted options to purchase 125,000 shares of common stock at an exercise price equal to the stock price on the close of business on July 27, 2007. The options will vest at a rate of thirty-three and one-third percent per year beginning on year from the grant date.

Mr. Hahn has served as Chief Financial Officer, Secretary and Treasurer of BuildLinks, Inc., a leading provider of customer relationship management software to the residential homebuilding industry, since November 2002. Prior to joining BuildLinks, Mr. Hahn served as Chief Financial Officer, Secretary and Treasurer to Performaworks, Inc., a leader in performance management software. Mr. Hahn has also served as Chief Financial Officer to Charles & Colvard, Ltd. and as a Senior Manager at Ernst & Young, LLP. Mr. Hahn is a Certified Public Accountant and he received his Bachelors in Business Administration - Accounting and Finance from the University of Wisconsin-Milwaukee.

Mr. Hahn’s employment agreement is attached as Exhibit 10.1.

This report may contain forward-looking  statements  that  involve risks and uncertainties, including, without limitation, statements  concerning  our  business  and possible or assumed future results of operations.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the  forward-looking  statements  for  many  reasons  including:  our ability to obtain additional financing; our ability to compete with already established competitors; slow rates of potential customer acceptance of our products and services; our ability to obtain necessary regulatory approvals; our ability to establish cost effective sales channels; competition from new start up companies; our ability to obtain necessary components from our suppliers; our ability to protect our intellectual property rights; and other risks and uncertainties as may be detailed from  time  to  time  in  our  public announcements and SEC filings. Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate only to events as of the date on which the statements are  made,  and  our  future  results,  levels  of  activity,  performance  or achievements may not meet these expectations.  We do not intend to update any of the  forward-looking statements after the date of this document to conform these statements  to  actual  results  or  to  changes  in our expectations, except as required  by  law.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Employment Agreement with Mark Hahn dated July 25, 2007 (filed herewith).

17.1	Letter of Resignation to the Company from Leighton Stephenson dated July 27, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GigaBeam Corporation (Registrant)

Date: July 31, 2007	By:	/s/ Louis Slaughter
Louis Slaughter
Chief Executive Officer